    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                              WARBURG PINCUS FUNDS

The following information supplements certain information in the funds' Prospectuses and Statements of Additional Information.

Estimated year-end distribution information, including record and payment dates, is available at www.warburg.com or by calling 800-WARBURG (800-927-2874). Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

Dated: November 22, 2000